PREPAID EXPENSES AND OTHER CURRENT ASSETS - Summary of Prepayment And Other Current Assets (Detail) - USD ($) $ in Thousands	Dec. 31, 2022	Dec. 31, 2021
Prepaid Expense and Other Assets, Current [Abstract]
Government authorities	$ 1,290	$ 804
Prepaid expenses	1,333	1,837
Other receivables	613	388
Total	$ 3,236	$ 3,029